UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   October 14, 2004
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                       Nelnet Education Loan Funding, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  333-104736                 47-0809600
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  (State of other jurisdiction       (Commission               (IRS Employer
       of incorporation)             File Number)           Identification No.)


121 South 13th Street, Suite 201, Lincoln, Nebraska                68508
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               (Address of principal executive offices)          (ZipCode)


Registrant's telephone number, including area code (402) 458-2301
                                                   --------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14(d)-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

        On October 15, 2004, Nelnet, Inc. (the "Company") issued a press release announcing the SEC Staff requested certain information by letter dated October 14, 2004, in connection with an informal investigation of the Company. The Company acts as servicer of the student loans pledged to secure Nelnet Education Loan Funding, Inc.'s Series 2004-1 and Series 2004-2 notes and as a subservicer of the student loans pledged to secure Nelnet Education Loan Funding, Inc.'s Series 2003-1 notes.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        A copy of the press release is attached as Exhibit 99.1 to this Current Report.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NELNET EDUCATION LOAN
                                        FUNDING, INC.



                                        By: /s/ Terry J. Heimes
                                           -----------------------------
                                             Terry J. Heimes
                                             President

Dated:  October 20, 2004

                                  EXHIBIT INDEX



               Exhibit


(99.1)   Nelnet, Inc. Press Release